Exhibit 10.1

AMENDMENT NO. 1

TO

REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 to REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made as of December 11, 2017, by and between (i) CorMedix Inc., a Delaware corporation (the “Company”), and (ii) Elliott International, L.P. and Elliott Associates, L.P. (collectively, “Buyer”).

WHEREAS, in connection with the entry into the Purchase Agreement, the Company and Buyer concurrently entered into that certain Registration Rights Agreement, dated as of November 9, 2017 (the “Agreement”), pursuant to which the Company agreed to provide Buyer with certain demand and piggyback registration rights with regard to the Registrable Securities;

WHEREAS, the Company and Buyer wish to amend the definition of “Effectiveness Deadline” in the Agreement;

WHEREAS, pursuant to Section 10(a) of the Agreement, the Agreement may only be amended by an agreement in writing executed by the Company and the Holders of a majority of the Registrable Securities issued and outstanding; and

WHEREAS, Buyer is the holder of all of the issued and outstanding Registrable Securities.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Buyer hereby agree as follows:

1.
Capitalized terms used herein and not defined shall have the meanings set forth in the Agreement.

2.
As of the date of this Amendment, the defined term “Effectiveness Deadline” set forth in Section 1 of the Agreement be and hereby is replaced and amended in its entirety as follows:

“Effectiveness Deadline” means the date that is ninety (90) calendar days after the date on which the Company receives a Demand Notice as contemplated by Section 2 hereof.”

3.
Except as expressly set forth in this Amendment, the Agreement remains in full force and effect in accordance with its terms and nothing contained herein shall be deemed to be a waiver, amendment, modification or other change of any term, condition or provision of the Agreement. From and after the date hereof, all references in the Agreement and any other documents to the Agreement shall be deemed to be references to the Agreement after giving effect to this Amendment. In the event of any conflict between the terms of this Amendment and any other terms in the Agreement, the terms of this Amendment shall govern.

4.
Section 10 of the Agreement shall apply hereto mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the duly authorized representatives thereof as of the date first set forth above.

CORMEDIX INC.

By: /s/ Khoso Baluch

Name: Khoso Baluch
Title: Chief Executive Officer

ELLIOTT INTERNATIONAL, L.P.

By: Elliott International Capital Advisors Inc.,
as attorney-in-fact

By: /s/ Elliot Greenberg

Name: Elliot Greenberg
Title: Vice President

ELLIOTT ASSOCIATES, L.P.

By: Elliott Capital Advisors, L.P., General Partner

By: Braxton Associates, Inc., General Partner

By: /s/ Elliot Greenberg

Name: Elliot Greenberg
Title: Vice President

2